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                                                                   EXHIBIT 10.33


                         STANDARD FORM COMMERCIAL LEASE

     THIS INSTRUMENT IS A LEASE, dated as of October 18, 2002, in which the LESSOR and LESSEE are the parties hereinafter named, and which relates to space in the building (the "Building") located at 31 St. James Avenue, Boston, Massachusetts. The parties to this instrument hereby agree with each other as follows:

1.   BASIC LEASE                    The following set forth basic data and,
     PROVISIONS:               where appropriate, constitute definitions of the
                               terms hereinafter listed.

                               A.    BASIC DATA.

                                    LESSOR: OMV Associates Limited Partnership,
                               a Massachusetts limited partnership

                                    LESSOR'S Address: c/o Capital Properties
                               Management, Inc., 31 Saint James Avenue, Boston, MA 02116

                                    LESSEE: The First Marblehead Corporation

                                    LESSEE'S Original Address: 30 Little Harbor,
                               Marblehead, MA 01945

                                    LESSEE'S Notice Address (Section 20): 30
                               Little Harbor, Marblehead, MA 01945, Attn: Chief Operating Officer

                                    Basic Rent: $1,831,375/year
                               $152,614.58/month   $40.25/psf

                                      As the same may be adjusted and/or abated in accordance with the terms and conditions of this Lease.

                                    Premises Rentable Area:. Agreed to be 45,500
                               square feet located on the sixth floor of the Building.

                                    Permitted Uses: General Office, call center,
                               and related uses.

                                    Escalation Factor: 10.21%, as computed in
                               accordance with the Escalation Factor
                               Computation.

                                    Initial Term: Five (5) years commencing on
                               the Commencement Date and expiring at the close of the day immediately preceding the fifth anniversary of the Commencement Date, except that if the Commencement Date shall be other than the first day of a calendar month, the expiration of the Initial Term shall be at the close of the day on the last day of the calendar month in which such anniversary shall fall.

                                    Security Deposit: Outlined in Section 5 of
                               this Lease

                                    Base Operating Expenses: The actual
                               Operating Expenses for the calendar year commencing January 1, 2004 and ending December 31, 2004.

                                    Base Taxes: The actual real estate taxes
                               assessed against the Property for the Tax Year commencing July 1, 2004 and ending June 30, 2005.

                                    Electricity Cost: LESSEE shall pay for all
                               usage directly to the local provider for the Building. LESSOR represents to Tenant that there is a separate, direct meter that

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                               measures electricity for only the sixth floor of
                               the building.

                                    Broker: Meredith & Grew. LESSOR shall pay
                               50% of the brokerage commission upon lease execution and 50% upon the Commencement Date of this Lease.

                               B.    ADDITIONAL DEFINITIONS.

                                    Agent:  Capital Properties Management, Inc.,
                               31 St.  James Avenue, Boston, Massachusetts
                               02116.

                                    Business Days: 8:00 a.m. - 6:00 p.m. Monday
                               through Friday and Saturday 9:00 a.m. through 1 p.m. except New Year's Day, President's Day, Patriot's Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, Christmas Day (and the following Monday when any such day occurs on Sunday). Unless specifically referred to herein as Business Days, all references in this Lease to "days" shall mean calendar days.

                                    Commencement Date: April 1, 2004

                                    Common Areas: The lobbies, hallways,
                               stairways, elevators, lavatories, and other portions of the Building and intended for common use by the lessees thereof.

                                    Escalation Factor Computation: Premises
                               Rentable Area divided by the building rentable area. (445,765 square feet).

                                    Guarantor:  Intentionally deleted

                                    Initial Public Liability Insurance:
                               $1,000,000.00 per occurrence (combined single limit) for property damage, personal injury or death.

                                    Premises: A portion of the Building as shown
                               on Exhibit A attached hereto.

                                    Property: The real property on which the
                               Building is located and the Building and other improvements constructed thereon.

                                    Extended Term: As defined in Section 35

                                    First Offered Space: As defined in Section
                               36.

2.   PREMISES                  A portion of the building owned by LESSOR
                               consisting of approximately 45,500 SQUARE FEET OF
                               RENTABLE AREA ON THE SIXTH FLOOR OF THE BUILDING
                               AND SUBSTANTIALLY KNOWN AS SUITE 601 on the plan attached hereto as "Exhibit A" (the "Premises") together with the right to use in common, with others entitled thereto, the Common Areas LESSEE shall have access to the Premises at all times subject to LESSOR'S security access controls.

3.   TERM                      The initial term of this Lease shall be for five
                               (5) years commencing on April 1, 2004 and ending on March 31, 2009.

4.   BASIC RENT                The LESSEE shall pay to the LESSOR rent at the
                               rate described in Section 1 of this Lease, payable in advance on the first day of each month commencing without deduction or set off, except as otherwise provided in this Lease, on the Commencement Date.

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5.   SECURITY DEPOSIT          LESSEE shall pay to LESSOR a Security Deposit
                               equal to an amount determined in accordance with the provisions of this Section 5. The Security Deposit may in cash or Letter of Credit. LESSEE may pay the Security Deposit in Cash or by means of a letter of credit. If LESSEE pays the Security Deposit in cash, the Security Deposit shall be maintained in said amount and held without interest. If a Letter of Credit, such Letter of Credit shall be self renewing for the entire Term of the Lease (as the same may be extended) and in a form acceptable to LESSOR. If, for any reason, the Letter of Credit shall expire or be terminated for any reason, such Letter of Credit shall be renewed or replaced thirty (30) days prior to such expiration or termination. Or, at any time during that thirty day period, LESSOR may draw the entire amount and such amount shall be returned to LESSEE only after a replacement Letter of Credit has been delivered to LESSOR. LESSEE shall have the right to substitute cash for the letter of credit, or a letter of credit for cash, whichever the case may be, at any time, and from time to time; during the Term provided LESSEE is not in default of this Lease beyond applicable notice and cure periods. The Security Deposit shall be held as security for LESSEE'S performance provided in this Lease and shall be and refunded or returned to LESSEE at the end of this lease subject to LESSEE'S satisfactory compliance with the conditions of this Lease.

                               The Security Deposit required under this Lease is as follows:

                               1. Upon execution of this Lease, LESSEE shall remit to LESSOR a Security Deposit equal to $113,750 (50% of brokerage fee paid by LESSOR).

                               2. As and when LESSOR disburses the Allowance as defined in Section 26 of this Lease, LESSEE shall increase the Security Deposit by an amount equal to the disbursement.

                               3. On December 1, 2003, LESSEE shall increase the Security Deposit by an amount equal to the amount by which the Base Security Deposit (as defined herein) exceeds the amount previously provided by LESSEE pursuant to clauses 1 and 2 above. For the. purposes of this Lease, the "Base Security Deposit" shall be equal to six (6) months Base Rent totaling $915,688 subject, however, to adjustment pursuant to the provisions of the next succeeding sentence. LESSEE agrees to deliver to LESSOR a copy of its audited financial statements for the fiscal year as of June 30, 2003 within thirty (30) days after the same is prepared and delivered to LESSEE, but in no event later than December 1, 2003. The Base Security Deposit shall be adjusted as of December 1, 2003 as follows:

                                    a)   If, as shown on the audited financial
                                         statements, LESSEE'S gross revenue
                                         totals at least $15,000,000 and income
                                         before tax expense totals at least
                                         $5,000,000, then the Base Security
                                         Deposit shall be reduced to an amount
                                         equal to three (3) months Base Rent.

                                    b)   If, as shown on the audited financial
                                         statements, LESSEE's gross revenue
                                         totals less than $5,000,000 or income
                                         before tax expense is less than
                                         $1,000,000, the Base Security Deposit
                                         shall be increased to an amount equal
                                         to twelve (12) months Base Rent.

                               4. As further evidence of LESSEE'S financial capability, LESSEE shall provide to LESSOR, on December 1, 2003, and each anniversary of said date, a certificate signed by an authorized officer of The Education Resources Institute, Inc. ("TERI"), indicating that the Master Service Agreement between TERI and LESSEE'S affiliate, First Marblehead Education Resources, Inc., dated July 1, 2001, remains in full force and effect. In the event that LESSEE fails to produce

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                                    such a certificate and the failure is not
                                    cured within fifteen (15) days after written demand from LESSOR, then the Base Security Deposit shall be increased to an amount equal to twelve (12) months Base Rent.

6.   ADDITIONAL RENT           A.   TAX. If, in any tax year, the real estate
                                    taxes. on the land and buildings, of which the Premises are a part, are in excess of the amount of the Base Taxes, as finally abated (hereinafter called the "Base Year"), LESSEE will pay to LESSOR, as additional rent hereunder,, an amount equal to the product of the excess multiplied by the Escalation Factor. Said payment shall be made by LESSEE within thirty (30) days after LESSEE'S receipt of a (i) written statement from LESSOR calculating the amount due, and
                                    (ii) a copy of the real estate tax bill
                                    received by LESSOR for the tax year in
                                    question. Any such statement by LESSOR shall be binding and conclusive upon LESSEE unless, within ninety (90) days after that giving by LESSOR of such statement, LESSEE shall notify LESSOR that either (i) LESSEE disputes the correctness of such statement, specifying the particular respects in which the statement is claimed to be incorrect, or
                                    (ii) LESSEE elects to exercise its audit rights under this Lease. If the LESSOR obtains an abatement of any real estate taxes for any year within the Term, LESSOR shall recalculate, the amount that would have been due from LESSEE for said tax year.
                                    If such amount is less than the amount
                                    actually paid by LESSEE for said tax year, then LESSOR shall refund to LESSEE such excess payment, after deducting therefrom
                                    LESSEE'S share (based on the Escalation
                                    Factor) of reasonable fees and costs
                                    incurred in obtaining the same, if any..

                               B. OPERATING. If, in any calendar year, the Operating Expenses (as herein defined) for the Property, are in excess of the Base Operating Expenses, LESSEE will pay to LESSOR, as additional rent hereunder, an amount equal to the product of the excess multiplied by the Escalation Factor. Said payment shall be made by LESSEE within thirty (30) days after LESSEE'S receipt of a written statement from LESSOR 1) itemizing the Operating Expenses for the calendar year in question, and 2) calculating the amount due. Operating expenses are defined for the purposes of this Lease as: the aggregate costs or expenses reasonably incurred by LESSOR with respect to the operation, administration, cleaning, repair, maintenance and management of the Property, including, without limitation, those items enumerated in "Exhibit C" attached to this Lease, subject, however, to the exclusions also enumerated in "Exhibit C". Any such accounting by LESSOR shall be binding and conclusive upon LESSEE unless within ninety
                                    (90) days after that giving by LESSOR of such statement, LESSEE shall notify LESSOR that either (i) LESSEE disputes the correctness of such accounting, specifying the particular respects in which the accounting is claimed to be incorrect, or
                                    (ii) LESSEE elects to exercise its audit rights under this Lease.

                               C.   PAYMENT. At LESSOR'S option, payment of
                                    Additional Rent shall be on a monthly basis based on LESSOR'S good faith estimate of the Tax and Operating Expenses for the following year. Following the end of each tax and calendar year, LESSOR shall provide LESSEE with a reconciliation detailing the total real estate taxes or Operating Expenses paid by LESSOR for the period in question and calculating the amount due from LESSEE. If the estimated payments are less than the actual amount due from LESSEE, LESSEE shall pay the additional amount within thirty (30) days after its receipt of the reconciliation. If the estimated payments are greater than the actual amount due from LESSEE, LESSOR shall credit to LESSEE the amount of the over payment against the installment(s) of Basic Rent and Additional Rent next succeeding LESSEE'S receipt of the reconciliation. In connection with any real estate tax reconciliation submitted by LESSOR, LESSOR shall attach thereto a copy of the real estate tax bill received

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                                    by LESSOR for the tax year in question. Any
                                    reconciliation submitted by LESSOR shall be binding and conclusive upon LESSEE unless, within ninety (90) days after that giving by LESSOR of such reconciliation, LESSEE shall notify LESSOR that LESSEE disputes the correctness of such reconciliation, specifying the particular respects in which the reconciliation is claimed to be incorrect The obligations of LESSOR and LESSEE under this Section 6.C shall survive the expiration or earlier termination of this Lease.

                               D. AUDIT. In the event LESSEE elects to audit LESSOR'S statement or reconciliation of Operating Expenses or statement of real estate taxes in accordance with this clause, such audit must be (i) conducted by an independent nationally recognized accounting firm that is not being compensated by LESSEE on a contingency fee basis, and (ii) completed within ninety (90) days following LESSEE'S notice disputing the correctness of the statement of Operating Expenses. If the audit discloses that LESSEE'S Additional Rent has been overstated, LESSOR shall revise the applicable components of the Additional Rent and shall credit the overpayment made by LESSEE against the installments of Basic Rent and Additional Rent next succeeding the completion of such audit. Furthermore, all of the information obtained through the LESSEE'S audit with respect to financial., matters (including without limitation, costs expenses, income) and any other matters pertaining to the LESSOR and/or the Property as well as any compromise, settlement, or adjustment reached between LESSOR and LESSEE relative to the results of the audit shall be held in strict confidence by LESSEE and its officers, agents, and employees; and LESSEE shall cause its auditor and any of its officers, agents, and employees to be similarly bound. As a condition precedent to LESSEE'S exercise of its right to audit, LESSEE must deliver to LESSOR a signed confidentiality agreement from the auditor (in form acceptable to LESSOR and LESSEE) reached between LESSOR and LESSEE shall be held in strict confidence and shall not be revealed in any manner to any person except upon the prior written consent of LESSOR. Notwithstanding the foregoing, LESSOR agrees that such information may be disclosed to LESSEE'S advisers, consultants, and attorneys on a "need to know" basis, and may be disclosed by LESSEE in connection with any suit, proceeding or arbitration or other dispute resolution procedure relating to the amount due from LESSEE under this Section 6. LESSEE understands and agrees that this provision is of material importance to the LESSOR and that any violation of the terms of this provision shall result in immediate and irreparable harm to the LESSOR. LESSOR shall have all remedies allowed by law or equity if LESSEE, its officers, agents, or employees and/or the auditor violate the terms of this provision, including, without limitation, the right to terminate LESSEE'S right to audit.

7.   UTILITIES                 The LESSEE shall pay, as they become due, all
                               bills for electricity and other utilities that are furnished to the Premises and presently separately metered. The LESSOR agrees (i) to provide all other utility service to the Premises, (ii) to furnish reasonably hot and cold water and reasonable heat and air conditioning to the Premises, the hallways, stairways, elevators, and lavatories during normal building business hours on regular business days as is reasonably required to maintain a reasonably comfortable temperature (68 degrees to 74 degrees Fahrenheit so long as the outside temperature does not exceed 95 degrees), (iii) to furnish elevator service, and to light passageways, stairways, and other common areas during business hours, (v) to furnish security in the main lobby of the building at all times, and (vi) to furnish janitorial and cleaning service to the Premises in accordance with the specifications attached hereto as Exhibit F, all subject to interruption due to any accident, to the making of repairs, alterations, or improvements, to labor difficulties, to inability to obtain fuel, electricity, service, or supplies from the sources from which they are usually obtained for said building, or to

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                               any cause beyond the LESSOR'S control. LESSOR
                               shall use commercially reasonable efforts to restore any interruption of service in a commercially reasonable period of time.

                               LESSOR shall have no obligation to provide utilities or equipment other than the utilities and equipment within the Premises as of the commencement date of this lease. In the event LESSEE requires additional utilities or equipment, the installation and maintenance thereof shall be the LESSEE'S sole obligation, provided that such installation shall be subject to the written consent of the LESSOR.

8.   USE OF LEASED             The LESSEE agrees to use the Premises in a manner
     PREMISES                  consistent with the nature of the Building. The
                               LESSEE shall use the Premises only for the purposes listed in Section 1 of this Lease.

9.   COMPLIANCE                The LESSEE acknowledges that no trade or
     WITH LAWS                 occupation shall be conducted in the Premises or
                               use made thereof which will be unlawful, unreasonably noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the Premises are situated. LESSEE agrees to comply with all such laws to the extent such compliance relates to any alterations or additions made to the Premises by. LESSEE or to the specific manner in which LESSEE is using the Premises (as compared to the uses of the Premises as specified in
                               Section 1A of this Lease); and LESSOR agrees to comply with all such laws to the extent LESSEE is not obligated to do so under the terms of this
                               Section 9. LESSOR makes no representation that uses contemplated by the LESSEE are permitted by law, but LESSOR represents to LESSEE that the Premises is zoned for General Office Use.

10.  FIRE INSURANCE            The LESSEE shall not permit any use of the
                               Premises which will make voidable any insurance on the property of which the Premises are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the New England Fire
                               Insurance Rating Association, or any similar body, succeeding to its powers. LESSOR acknowledges and agrees that the use of the Premises for the Permitted Uses does not violate the provisions of the immediately preceding sentence. Nor shall LESSEE cause or permit the storage, use, generation, release or disposition of any hazardous materials in, on or about the property by LESSEE, its agents, employees or contractors, other than customary office supplies in customary quantities. LESSEE will not permit the Premises to be used or operated in a manner that may cause the Premises or the Property to be contaminated by any hazardous materials in violation of any hazardous materials laws. LESSEE will immediately advise LESSOR in writing of (1) any and all enforcement, cleanup, remedial, removal, or other governmental or regulatory actions instituted, completed, or threatened by or against LESSEE pursuant to any hazardous materials laws relating to any hazardous materials affecting the Premises; and (2) all claims made or threatened by any third party against LESSEE, LESSOR, the Premises or the Property which LESSEE has knowledge of relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any hazardous materials on or about the Premises.
                               Without LESSOR'S prior written consent, LESSEE will not take any remedial action or enter into any agreement or settlements in response to the presence of any hazardous materials in, on, or about the Premises.

                               LESSEE will be solely responsible for and will defend, indemnify and hold LESSOR, its agents, and employees harmless from and against all claims, costs, expenses, damages, and liabilities, including employees harmless from and against all claims, costs expenses, damages and liabilities, including reasonable attorneys' fees and costs, arising out of or in connection with LESSEE'S breach of the environmental provisions of this Section 10. LESSEE will be solely responsible for and will defend, indemnify,

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                               and hold LESSOR, its agents, and employees
                               harmless from and against any and all claims; costs, and liabilities, including reasonable attorneys' fees and costs, arising out of or in connection with the removal, cleanup and restoration work and materials necessary to return the Premises and any other property of whatever nature located on the Property to their condition existing prior to the appearance of LESSEE'S hazardous materials on the Premises. LESSEE'S obligations under this Section 10 will survive the expiration or other termination of this Lease.

                               The LESSEE shall not use the Premises in any way that is inconsistent with the Permitted Use, which will cause an extra insurance premium. However, in the event that LESSEE does so, the LESSEE shall, on demand, reimburse the LESSOR all extra insurance premiums solely attributed to use of the Premises by LESSEE'S use of the Premises.

11.  MAINTENANCE               The LESSEE agrees to maintain the Premises, in
     OBLIGATIONS               good condition, damage by fire and other
                               casualty, and ordinary wear and tear only excepted, and whenever necessary, to replace interior plate glass.

                               A. LESSEE'S OBLIGATIONS. The Premises are now in good condition and the glass whole. The LESSEE shall not permit the Premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste. LESSEE shall obtain written consent of LESSOR prior to placing any sign on the Premises that is visible from the exterior of the Premises. The LESSEE shall keep and maintain the Premises in good order and repair at its own expense unless such maintenance is LESSOR obligation under the terms of this Lease. The LESSOR shall at LESSEE'S expense and upon LESSEE'S request, furnish and install all replacement lamps, lighting tubes, bulbs and ballasts which may be required in the Premises during the terms hereof.

                               B. LESSOR'S OBLIGATIONS. The LESSOR agrees to maintain the structure of the Building (including, without limitation, the roof the exterior walls, the exterior windows and doors, the structural components, and the foundation), the Common Areas, the building systems (including, without limitation, the plumbing, electrical, mechanical, sprinkler, and fire safety systems), and the elevators in good condition and in a manner consistent with similar buildings in Boston, Massachusetts, reasonable wear and tear, damage by fire and other casualty only excepted, unless such maintenance is required because of the acts of LESSEE or those for whose conduct the LESSEE is legally responsible, then LESSEE agrees to reimburse LESSOR for the reasonable cost thereof, subject to the mutual waiver of subrogation provisions of this Lease.

                               LESSOR shall never be liable for any failure to make repairs unless LESSEE has given notice to LESSOR of the need to make such repairs and LESSOR has failed to commence to make such repairs within a reasonable time after receipt of such notice, or fails to proceed with reasonable diligence to complete such repairs.

                               If, due to an event beyond LESSOR'S reasonable control, there is an interruption of any of the above services or any other services provided for in the Lease and such interruption continues for more than five (5) business days, such that as a result the Premises are rendered untenantable or unusable thereby, an appropriate proportion of the Basic Rent shall be abated to the extent that LESSEE'S use of the Premises is diminished by such interruption until such services are restored.

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12.  ADDITIONS &               The LESSEE shall not make structural alterations
     ALTERATIONS               or additions to the Premises or the building's
                               systems, but may make non-structural alterations provided the LESSOR consents thereto in writing, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, LESSEE shall have the right to paint, recarpet and perform other cosmetic-type alterations without obtaining LESSOR'S prior written consent; in connection with such cosmetic-type alterations, LESSEE agrees to notify LESSOR of such alterations at least five
                               (5) business days before the commencement of such alterations. All such allowed alterations shall be at LESSEE'S expense and shall be in quality at least equal to the present construction. LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the Premises for labor and material furnished to LESSEE or claimed to have been furnished to LESSEE in connection with work of any character performed or claimed to have been performed at the direction of LESSEE and shall cause any such lien to be released of record promptly without cost to LESSOR. If such lien is not discharged within fifteen (15) days after LESSEE has notice or knowledge of such filing of such lien, LESSEE shall furnish LESSOR, within such fifteen (15) day period, security satisfactory to LESSOR in the amount of 120% of the claim plus estimated costs to discharge the lien. Any alterations or improvements made by the LESSEE (other than movable trade fixtures not attached to the Premises, partitions, and office equipment) shall become the property of the LESSOR at the termination of occupancy as provided herein, and LESSEE shall have no obligation to remove the same.

13.  ASSIGNMENT&               The LESSEE shall not assign or sublet the whole
     SUBLEASING                or any part of the Premises without LESSOR'S
                               prior written consent, such consent shall not be unreasonably withheld or conditioned.
                               Notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this Lease. If SUBLESSEE or ASSIGNEE is paying rent at an amount greater than in this agreement, then 50% of the amount over, net of construction, brokerage, architectural, and attorney costs, shall be due to LESSOR as and when received by LESSEE. If an assignment or sublease is terminated, LESSEE shall pay to LESSOR 50% of the value of any security deposit, money, personal property, stock, or equity that LESSEE receives as a result of the terminated assignment or sublease. No assignment or sublease shall release LESSEE from, and LESSEE shall remain fully liable for, performance of LESSEE'S obligations under the lease. LESSEE shall, not sublease or assign to a current or prospective tenant of the Building without LESSOR's prior written consent. Prospective tenants are those tenants who have been introduced to the Property within thirty (30) days of the sublease or assignment proposal or any tenant in negotiation with LESSOR. LESSEE shall not sublease more than 20% below Fair Market Rental Value, without
                               LESSOR'S prior written consent. LESSEE shall not sublease or assign to any tenant whereby the sublessee or assignees use violates the exclusive use of any tenant at the Building.

                                 a) SUBMISSION OF INFORMATION. If LESSEE
                                    requests LESSOR'S consent to a specific
                                    assignment or sublease, LESSEE will submit in writing to LESSOR (i) the name and address of the proposed assignee or subtenant; (ii) the business terms of the proposed assignment or sublease; (iii) reasonably satisfactory information as to the nature and character of the business of the proposed assignee or subtenant, and as to the nature of its proposed use of the space; (iv) reasonable banking, financial, or other credit information reasonably and character of the proposed assignee or subtenant; (v) the proposed form of assignment (including lease assumption provisions) or sublease; and (vi) any other information reasonably required by Landlord.

                                 b) LESSOR'S OPTIONS. Notwithstanding anything
                                    to the contrary contained in this Section
                                    13, in the event of an assignment or
                                    sublease of this Lease of more

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                                    than 15,000 rentable square feet of the
                                    Premises, then, in addition to any rights contained herein, shall have the following option at its discretion:

                                    (i)  to give LESSEE written notice of
                                         LESSOR'S intention to terminate this
                                         Lease as to all or any portion of the
                                         Premises on the date such notice is
                                         given or on any later date specified
                                         therein, whereupon, on the date
                                         specified in such notice, LESSEE'S
                                         right to possession of the Premises or
                                         such portion of the Premises shall
                                         cease and this Lease shall thereupon be
                                         terminated, except as to any incomplete
                                         obligations of LESSEE.

                               LESSOR shall notify LESSEE in writing within thirty (30) days of receipt of the information required pursuant to Section 13(a) above of its intent to approve or disapprove a proposed assignment or sublease. Such notice shall include LESSOR'S execution or waiver of its right to terminate the Lease.

                                 c) PERMITTED TRANSFER. LESSOR consents to an
                                    assignment of this Lease or to a sublease of all or part of the Premises to one or more wholly-owned subsidiary of LESSEE (specifically, First Marblehead Education Resources, Inc. and TERI Marketing Services, Inc.) or the parent of LESSEE or to any corporation into or with which LESSEE may be merged or consolidated and to a sublease of not more than 5,000 rentable square feet to The Education Resources Institute, Inc.; provided that (a) LESSEE promptly provides LESSOR with a fully executed copy of such assignment or sublease; (b) LESSEE is not released from liability under this Lease and
                                    (c) the assignee assumes in writing all of the obligations of LESSEE under this Lease. In connection with any of the foregoing permitted assignments or subleases, LESSOR acknowledges that LESSOR'S rights under
                                    Section 13(a) and 13(b) shall not apply and LESSOR shall not be entitled to collect any excess rent.

14.   SUBORDINATION            This Lease shall be subject and subordinate to
                               any and all mortgages, deeds of trust and trust and other instruments in the nature of a mortgage, now or at any time hereafter, a lien or liens on the Property (collectively, a "Mortgage"), and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to such Mortgage provided LESSOR has obtained and delivered to LESSEE the written agreement of the holder of such Mortgage, in a form reasonably satisfactory to LESSEE, which provides that so long as LESSEE is not in default under this Lease (after the giving of any applicable notice and the expiration of any applicable cure period), (i) this Lease and LESSEE'S rights hereunder shall not be disturbed or interrupted in the event of the exercise of any of such holder's rights under said Mortgage, including any foreclosure or sale of the Building, and (ii) LESSEE shall not be made party to any action or proceeding to enforce any rights or remedies thereunder brought by said holder, unless required by law, in which event no affirmative relief shall be sought against LESSEE in such action or proceeding. In the event there is any Mortgage as of the date of this Lease, LESSOR agrees to obtain the aforesaid non-disturbance agreement from the holder thereof within ninety (90) days receipt of LESSEE'S written request for said agreement.

                               LESSOR hereby represents to LESSEE that there is no ground lease or master lease affecting the Property or the Building as of the date of this Lease.

15.  LESSOR'S ACCESS           The LESSOR or agents of the LESSOR may, at
                               reasonable times and with reasonable notice, enter to inspect the Premises; exhibit the Premises to prospective purchasers, Lenders, or during the last twelve (12) months, tenants;
                               determine LESSEE'S compliance with the Lease;
                               remove placards and signs not approved and affixed as

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                               herein provided, and make repairs and alterations
                               to the Premises and Property as LESSOR should elect to do. In exercising any of the foregoing rights, LESSOR shall take all commercially reasonable measures to minimize the disruption to or interference with LESSEE'S use and occupancy of the Premises. LESSOR shall use commercially reasonable efforts to provide LESSEE with notice prior to entering the Premises after normal business hours.

16.  INDEMNIFICATION           LESSEE shall save LESSOR harmless, and shall
     AND LIABILITY             exonerate and indemnify LESSOR, from and against
                               any and all claims, liabilities or penalties asserted by or on behalf of any person, firm, corporation or public authority, except as a result of the negligence or willful acts and omissions of LESSOR, its agents, employees, representatives, contractors or licensees:

                               (i) on account of or based upon any injury to person, or loss of or damage to property sustained or occurring or emanating from the Premises on account of or based upon the act, omission, fault, negligence or misconduct of any person except LESSOR or its employees, agents, contractors, representatives or licensees;

                               (ii) on account of or based upon any injury to person, or loss of or damage to property, sustained on or occurring elsewhere (other than on the Premises) in or about the Property (and, in particular, without limitation, the elevators, stairways, public corridors, sidewalks, parking areas, concourses, arcades, approaches, areaways, roof, or other appurtenances and facilities used in connection with the Property or the Premises) arising out of the use or occupancy of the Property or Premises by the LESSEE or by any person claiming by, through or under LESSEE, except where such injury, loss or damage was caused by the negligence, fault or misconduct of LESSOR;

                                     and in addition to and not in limitation of either of the foregoing subdivisions (i) and (ii);

                               (iii) on account of or based upon (including
                                     moneys due on account of) any work or thing whatsoever done (other than by LESSOR or its contractors, or agents or employees or either) on the Premises; and, in respect of any of the foregoing, from and against all costs, expenses (including reasonable attorneys' fees), and liabilities incurred in or in connection with any such claim, or any action or proceeding brought thereon; and in case any action or proceeding be brought against LESSOR by reason of any such claim. LESSEE upon notice from LESSOR shall at LESSEE'S expense resist or defend such action or proceeding and employ counsel therefore reasonably satisfactory to LESSOR, it being agreed that such counsel as may act for insurance underwriters of LESSEE engaged in such defense shall be deemed satisfactory.

17.  INSURANCE                 The LESSEE shall maintain with respect to the
                               Premises and the Property commercial general liability insurance in the amount of $1,000,000 with property damage insurance in limits of $100,000 and Workers Compensation insurance insuring against and satisfying LESSEE'S obligations and liabilities under the Workers
                               Compensation Laws of Massachusetts. Said insurance shall be with responsible companies qualified to do business in Massachusetts and in good standing therein insuring LESSEE against injury to persons or damage to property as provided. With respect to the commercial general liability insurance, LESSOR and its managing agent shall be named as additional insured.
                               LESSEE agrees to increase limits as LESSOR'S mortgagee reasonably requires, but not more frequently than once every three (3) years. The
                               LESSEE shall

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                               deposit with the LESSOR certificates for such
                               insurance at or prior to the commencement of the Initial Term, and thereafter within thirty (30) days prior to the expiration of any such policies. All such insurance certificates shall provide that such policies shall ,not be canceled without at least ten (10) days prior written notice to each assured named therein.

                               LESSOR shall maintain with respect to the Property of which the Premises are a part commercial general liability insurance in the amount of $1,000,000 with property damage insurance in limits of $100,000 and Workers Compensation insurance insuring against and satisfying LESSOR'S obligations and liabilities under the Workers Compensation Laws of Massachusetts, in responsible companies qualified to do business in Massachusetts in good standing, therein. LESSOR shall also maintain property casualty insurance coverage for the full replacement value of the building.

                               LESSOR and LESSEE each hereby waive any and every claim for recovery from the other for any and all loss of or damage to the Building or Premises or to the contents thereof, which loss or damage is covered or is required by this Lease to be covered by physical damage insurance policies, to the extent that such loss or damage is recoverable under said insurance policies.

18.  FIRE, CASUALTY,           Should a substantial portion of the Premises, or
     EMINENT                   of the property of which they are a part, be
     DOMAIN                    substantially damaged by fire or other casualty,
                               or be taken by eminent domain, the LESSOR may elect to terminate this lease. When such fire, casualty, or taking renders the Premises substantially unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this lease if:

                                 a) The LESSOR fails to give written notice
                                    within thirty (30) days of the event of its intention to restore Premises and the Common Areas of the Building to a condition substantially similar to the condition before the fire, casualty, or taking, or

                                 b) The LESSOR fails to restore the Premises and
                                    the Common Areas of the Building to a
                                    condition substantially similar to the
                                    condition before the fire, casualty, or
                                    taking within ninety (90) days of said fire, casualty or taking, as such date may be extended ninety (90) days if LESSOR is diligently working to restore the Premises and extended an additional ninety (90) days for force majeure. LESSOR reserves, and the LESSEE grants the LESSOR, all rights which the LESSEE may have for damages or injury to the Premises for any taking by eminent domain, except for damage to the LESSEE'S fixtures, property, or equipment.

                               Should less than a substantial portion of the Premises as determined by LESSOR be damaged by fire or other casualty, LESSOR shall restore the Premises. LESSOR shall restore the Premises to a condition substantially similar to the condition before the fire, casualty, or taking within ninety (90) days of said fire or casualty, as such date may be extended ninety (90) days if LESSOR is diligently working to restore the Premises.

                               During the restoration period where a portion of the Premises is unsuitable for its intended use, a just and proportionate abatement of rent shall be made.

19.  DEFAULT AND               A. In the event that:
     BANKRUPTCY

                                    (i)   The LESSEE shall default in the
                                          payment of any installment of rent or
                                          other sum herein specified and such
                                          default shall continue for five

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                                          (5) Business Days after written notice
                                          thereof; or

                                    (ii)  The LESSEE shall default in the
                                          observance or performance of any other
                                          of the LESSEE'S covenants, agreements,
                                          or obligations hereunder and such
                                          default shall not be corrected within
                                          thirty (30) days after written notice
                                          thereof (provided, however, if such
                                          default cannot be cured within said
                                          thirty (30) day period, LESSEE shall
                                          not be deemed in default hereunder so
                                          long as LESSEE commenced the cure of
                                          such default within said thirty (30)
                                          day period and is diligently
                                          prosecuting such cure to completion in
                                          not more than an addition thirty (30)
                                          day period; or

                                    (iii) The LESSEE files or has filed against
                                          it in any bankruptcy, insolvency or
                                          reorganization petition, which
                                          petition is not dismissed within sixty
                                          (60) days or

                                    (iv)  The LESSEE shall be declared bankrupt
                                          or insolvent according to law, or, if
                                          any assignment shall be made of
                                          LESSEE'S property for the benefit of
                                          creditors, or

                                    (v)   Any attachment is made by LESSEE'S
                                          creditors of the leasehold interest
                                          outlined in this Lease; or

                                    (vi)  LESSEE violates the terms of Section
                                          13 "Assignment & Subleasing"; or

                                    (vii) A receiver is appointed to conduct
                                          LESSEE'S business (whether or not
                                          LESSOR has re-entered the premises)
                                          then the LESSOR shall have the right
                                          thereafter, while such default
                                          continues, as permitted by applicable
                                          law, to re-enter and take complete
                                          possession of the Premises, to
                                          terminate this lease, and remove the
                                          LESSEE'S effects without prejudice to
                                          any remedies which might be otherwise
                                          used for arrears of rent or other
                                          default. The LESSEE shall indemnify
                                          'the LESSOR against all loss of rent
                                          and additional rent and other payments
                                          which the LESSOR may incur by reason
                                          of such termination during the residue
                                          of the term.

                               B. LESSOR'S REMEDIES.  If any one or more events
                                  of default set forth above occurs, LESSOR may, at its election:

                                    (i)   Give LESSEE written notice of LESSOR'S
                                          intention to terminate this Lease on
                                          the earliest date permitted by law or
                                          on any later date specified in such
                                          notice, in which case LESSEE'S right
                                          to possession of the Premises will
                                          cease and this Lease will be
                                          terminated, except as to LESSEE'S
                                          liability, as if the expiration of the
                                          term fixed in such notice were the end
                                          of the Term;

                                    (ii)  Without further demand or notice, and
                                          without terminating this Lease, but in
                                          accordance with all applicable laws,
                                          reenter and take possession of the
                                          Premises or any part of the Premises,
                                          repossess the same, expel LESSEE and
                                          those claiming through or under LESSEE
                                          and remove the effects of both or
                                          either, using such force for such
                                          purposes as may be necessary, without
                                          being liable for prosecution, without
                                          being deemed guilty of any matter of
                                          trespass, and without prejudice to any
                                          remedies for arrears of Basic Rent or
                                          other amounts
                                          payable under this Lease or as a
                                          result of any preceding breach of
                                          covenants or conditions; or

                                    (iii) Without further demand or notice, if
                                          the LESSEE shall default in the
                                          observance or performance of any
                                          conditions or covenants on LESSEE'S
                                          part to be observed or performed under
                                          or by virtue of any of the provisions
                                          in any article of this Lease, then,
                                          during the continuance of such
                                          default, LESSOR, without being under
                                          any obligation to do so and without
                                          thereby waiving such default, may
                                          remedy such default for the account
                                          and at the expense of the LESSEE. If
                                          the LESSOR makes any expenditures or
                                          incurs any obligations for the payment
                                          of money in connection therewith,
                                          including but not limited to,
                                          reasonable attorney's fees in
                                          instituting, prosecuting or defending
                                          any action or proceeding, such sums
                                          paid or obligations insured, with
                                          interest at the rate of 18 per cent
                                          per annum and costs, shall be paid to
                                          the LESSOR by the LESSEE as additional
                                          rent. Any sums not paid when due shall
                                          bear interest: at 18 per cent per
                                          annum until paid. LESSEE shall pay an
                                          administrative fee if a check does not
                                          clear.

                               If LESSOR elects to reenter as provided in subsection (ii) or if LESSOR takes possession pursuant to legal proceedings or pursuant to any notice provided by law, LESSOR may, from time to time, without terminating this Lease, relet the Premises or any part of the Premises in LESSOR'S or LESSEE'S name, but for the account of LESSEE, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such conditions and upon such other terms (which may include concessions of free rent and alteration and repair of the Premises) as LESSOR, in its reasonable discretion, may determine, and LESSOR may collect and receive the rents from such reletting. However, all proceeds from such relettings shall be credited against LESSEE'S obligations. LESSOR will in no way be responsible or liable for any failure to relet the Premises, or any part of the Premises, or for any failure to collect any rent due upon such reletting; however, LESSOR shall take commercially reasonable measures to mitigate its damages to the extent required by law. No such reentry or taking possession of the Premises by LESSOR will be construed as an election on LESSOR'S part to terminate this Lease unless a written notice of such intention is given to LESSEE. No written notice from LESSOR under this Section or under a forcible or unlawful entry and detainer statute or similar law will constitute an election by LESSOR to terminate this Lease unless such notice specifically so states. LESSOR reserves the right following any such reentry or reletting to exercise its right to terminate this Lease by giving LESSEE such written notice, in which event this Lease will terminate as specified in such notice.

20.   NOTICE                   Any Notice from the LESSOR to the LESSEE relating
                               to the Premises or to the occupancy thereof, shall be in writing and be deemed duly served, if mailed to the Notice Address in Section 1 of this Lease, registered or certified mail, return receipt requested, postage prepaid or by overnight carrier, addressed to the LESSEE. Any
                               Notice from the LESSEE to the LESSOR relating to the Premises or to the occupancy thereof, shall be in writing and be deemed duly served, if mailed to the LESSOR by registered ox certified mail, return receipt requested, postage prepaid or by overnight carrier, addressed to the LESSOR at the address in Section 1 of this Lease or such other address as the LESSOR may from time to time advise in writing. All cure periods under this Lease that are triggered by the giving of such notice shall be deemed to commence on the date the notice is received by the recipient or the date on which the recipient refuses delivery, whichever is applicable. All rent notices shall be paid and sent to the LESSOR at its notice address or such other address as may be designated by

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                               LESSOR.

21.  SURRENDER                 The LESSEE shall at the expiration or other
                               termination of this Lease remove all LESSEE'S personal goods and effects from the Premises, (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the Premises). LESSEE shall deliver to the LESSOR the Premises and all keys, locks thereto, and other fixtures connected therewith and all alterations and additions made to or upon the Premises, in good condition, ordinary wear and tear and damage by fire or other casualty excepted. In the event of the LESSEE'S failure to remove any of LESSEE'S property from the Premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at LESSEE'S expense, or to retain same under LESSOR'S control or to sell at public or private sale, without notice any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property. The
                               LESSEE shall restore all damage to the Premises which may have occurred during the use of Premises or while vacating the Premises. Any items which the LESSEE installs, which replace items on the Premises when LESSEE took occupancy are deemed to be LESSOR'S property.

22.  BROKERAGE                 LESSEE warrants and represents that LESSEE has
                               dealt with no broker other than the broker listed in Section 1 of this Lease in connection with the consummation of this Lease and, in the event of any brokerage claims against LESSOR predicated upon prior dealings with LESSEE, then LESSEE agrees to defend the same and indemnify LESSOR against any such claim. LESSOR agrees to pay the broker listed in Section 1 of this Lease a commission, and to defend and indemnify LESSEE against any claim by said broker relating to said commission.

23.  LESSOR'S                  The LESSOR is not personally liable under this
     LIABILITY                 Lease. (a) LESSEE specifically agrees to look
                               solely to the LESSOR'S then equity in the Property and to any insurance or condemnation proceeds received by LESSOR for recovery of any judgment from LESSOR it being specifically agreed that LESSOR (original or successor) shall never be personally liable for any such judgment or for the payment of any monetary obligation to LESSEE.
                               The provisions contained in the foregoing sentence are not intended to, and shall not, limit any right the LESSEE might otherwise have to obtain injunctive relief against LESSOR or to take any action not involving the liability of LESSOR to respond in monetary damages from LESSOR'S assets other than from such property.

24.  WAIVER                    Failure on the part of the LESSOR or LESSEE to
                               complain of any action or non-action on the part of the other, no matter how long the same may continue, shall never be construed as a waiver by LESSOR or LESSEE, respectively, of its rights under this Lease. Further, no waiver at any time of the provisions of this Lease, by LESSOR or LESSEE shall be construed as a waiver of any of the other provisions of this Lease, and a waiver at any time of any of the provisions hereof shall not be construed as a waiver at any subsequent time of the same provisions. The consent or approval of LESSOR or LESSEE to, or of any action by the other requiring such consent or approval, shall not be construed to waive or render unnecessary LESSOR'S or LESSEE'S consent or approval to or of any subsequent similar act by the other.

25.  STATUS REPORT             Recognizing that both parties may find it
                               necessary to establish to third parties, from time to time, the then current status of performance hereunder, either party will, within ten (10) days after receipt of a request therefore, furnish a statement of the status of any matter pertaining to this Lease, including without limitation, acknowledgments that (or the extent to which) each party is in compliance with its obligations under the terms of the Lease.

26.  CONDITION AND             Except as otherwise provided in this Section, the
     AREA                      Premises are being delivered strictly in their
                               condition "as is" and LESSEE acknowledges that it has inspected the same and found them satisfactory. Upon execution of this Lease and LESSOR's receipt of a) contractor invoice(s) with proof of payment, and b) the appropriate release of lien(s), LESSOR shall provide LESSEE with a sum equal to $273,000 (the "Allowance") towards
                               LESSEE'S improvements to the Premises. LESSEE has submitted to LESSOR and LESSOR has approved in writing the plans from Malcolm Blier dated August
                               26, 2002. LESSEE shall submit to LESSOR for reimbursement a written request for payment on account of the Allowance. Accompanying the request shall be a copy of all the appropriate lien releases from the contractor. LESSOR shall reimburse LESSOR for the construction cost in an amount not to exceed the Allowance within thirty
                               (30) days after receipt of LESSEE'S written request.

27.  LESSOR'S                  LESSOR warrants and represents that it is the
     WARRANTY                  owner of record of the Property and that, it has
                               authority to grant the leasehold interest conveyed hereby.

28.  SEVERABILITY              If any term or provision of this Lease, or the
                               application thereof to any person or circumstance shall, to the extent the same shall be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

29.  RECORDING                 LESSEE agrees not to record this Lease, but, if
                               the Term of this Lease (including any Extended
                               Term) is seven (7) years or longer, each party hereto agrees, on the request of the other, to execute a so-called Notice of Lease in recordable form and complying with applicable law and reasonably satisfactory to LESSOR and LESSEE.
                               Such document shall expressly state that it is executed pursuant to the provisions contained in this Lease, and is not intended to vary the terms and conditions of this Lease.

30.  HOLDING OVER              Any Holding Over by LESSEE after the expiration
                               of the Term of this Lease shall be treated as a tenancy at sufferance at a rate equal to 150% the Basic Rent then in effect plus Additional Rent and other charges herein provided. LESSEE shall also pay to LESSOR all damages, direct and/or indirect, sustained by reason of any such holding over. Otherwise, such Holding Over shall be on the terms and conditions set forth in this Lease as far as applicable.

31.  GOVERNING                 This Lease shall be governed exclusively by the
     LAW                       provisions hereof and by the laws of the
                               Commonwealth of Massachusetts, as the same may from time to time exist. No amendment, alteration, modification of, or addition to the Lease will be-valid or binding unless expressed in writing and signed by LESSOR and LESSEE.
                               LESSEE agrees to make any modifications of the terms and provisions of this Lease required and requested by any lending institution providing financing for the Building, or Property, as the case may be, provided that no such modifications will adversely affect LESSEE'S rights and obligations under this Lease.

32.  RELOCATION                Intentionally deleted.

33.  ENTIRE                    This Lease and the Exhibits made a part hereof
     AGREEMENT                 contain the entire and only agreement between the
                               parties and any and all statements and
                               representations, written and oral, including previous correspondence and agreements between the parties hereto, are merged herein. LESSEE acknowledges that all representations and statements upon which it relied in executing this Lease are. contained herein and that the LESSEE in no way relied upon any other statements or representations, written or oral. Any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of this Lease in whole or in. part unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

34.  RULES &                   LESSEE, its employees, agents, licensees, and
     REGULATIONS               visitors will at all times, observe faithfully,
                               and comply strictly with, the Rules and
                               Regulations set forth in Exhibit E. LESSOR may from time to time-reasonably amend, delete, or modify existing Rules and Regulations, or adopt reasonable new Rules and Regulations for the use, safety, cleanliness, and care of the Premises and the Property, and the comfort, quiet, and convenience of occupants of the Property, provided such amendments, deletions, modifications, or new rules do not reduce the services to be provided by LESSOR under this Lease, restrict LESSEE'S access to the Premises, or otherwise interfere with LESSEE'S use and occupancy of the Premises in the manner contemplated by this Lease.. Modifications or additions to the Rules and Regulations will be effective upon thirty (30) days' prior written notice to LESSEE from LESSOR. In the event of any breach of any Rules or Regulations beyond applicable notice and cure periods or any amendments or additions to such Rules and Regulations, LESSOR will have all remedies that this Lease provides for default by LESSOR, and will in addition have any remedies available at law or in equity, including the right to enjoin any breach of such Rules and Regulations. LESSOR will not be liable to LESSEE for violation of such Rules and Regulations by any other tenant, its employees, agents, visitors, or licensees or any other person. In the event of any conflict between the provisions of this Lease and the Rules and Regulations, the provisions of this Lease will govern. LESSOR covenants and agrees that all Rules and Regulations shall be uniformly applied and enforced.

35.  OPTION TO                 Provided that at the time of such exercise (i)
     EXTEND                    there then exists no Default of LESSEE beyond
                               applicable notice and cure periods, and (ii) this Lease is then in full force and effect, LESSEE shall have the right and option to extend the term of this Lease for one (1) extended term of five (5) years (the "Extended Term"). The
                               Extended Term shall commence on the day
                               immediately succeeding the expiration date of the Initial Term, and shall end on the day immediately preceding the fifth anniversary of the first day of such Extended Term. LESSEE shall exercise such option to extend by giving written notice to LESSOR of its desire to do so not earlier than twelve (12) months and not later than six (6) months prior to the expiration date of the Initial Term. Provided the conditions of clauses (i), (ii) and (iii) of this section shall have been satisfied, the giving of such notice by LESSEE shall automatically extend the Term of this Lease for the Extended Term, and no instrument of renewal need be executed. In the event that LESSEE fails to give such notice to LESSOR, this Lease shall automatically terminate at the end of the Initial Term, and LESSEE shall have no further option to extend the Term of this Lease. It is agreed that time is of the essence with respect to the giving of such notice. The
                               Extended Term shall be on all the terms and conditions of this Lease, except that (I) option to extend that Term of this Lease shall be deleted, and (II) the Basic Rent for the Extended
                               Term shall be at Fair Market Value. LESSOR shall designate Fair Market Value, (the "Fair Market
                               Value") by written notice to LESSEE within sixty
                               (60) days of receipt of notice from LESSEE. If
                               LESSEE disagrees with such designation, (the
                               "Designation"), LESSEE shall by written notice, advise LESSOR of such disagreement; otherwise
                               LESSEE shall conclusively be deemed to have agreed to such Designation.

                               In the event that the Parties are unable to agree within thirty (30) days after LESSOR'S receipt of LESSEE'S notice of disagreement, then each Party shall appoint a reputable, independent appraiser, who is a member of the Member Appraisal Institute of the

                               American Institute of Real Estate Appraisers and who has at least ten (10) years of experience appraising commercial office space in Massachusetts. Each appraiser so appointed shall be instructed to determine independently the Fair Market Value and then confer. If the two appraisers are unable to determine a Fair Market Value acceptable to both parties within forty-five (45) days after their appointment, they shall appoint a third appraiser. The Designation of this appraiser shall be considered final.

36.  RIGHT OF FIRST            If at any time during the Term of this Lease,
     OFFER                     LESSOR shall desire to lease any space consisting
                               on 10,000 square feet or larger located on the fifth or seventh floors of the Building, (the
                               "First Offer Space") after any pre-existing rights, LESSOR shall notify LESSEE and set forth the terms and conditions on which LESSOR is willing to lease the First Offer Space, including, without limitation, rent, term, build-out allowance and other incentives or inducements to lease, if any. Provided that the time of such exercise (i) there then exists no Default of LESSEE beyond applicable notice and cure periods and (ii) this Lease is then if full force and effect, LESSEE may, by giving notice in writing to LESSOR within seven (7) Business Days after receipt of LESSOR'S notice, elect to lease the First Offer Space on the terms so offered by LESSOR. If LESSEE shall so elect to lease the First Offer Space, it shall within ten (10) business days after such election enter into an amendment to this Lease incorporating the terms and contained in LESSOR'S notice. If LESSEE shall not elect to lease the First Offer Space within such five (5) Business Day period, or shall fail to enter into such amendment to this Lease within such ten (10) day period, LESSEE shall have no further rights under this section with respect to the First Offer Space and LESSOR shall be free to lease any or all of such space to other parties.

                               Notwithstanding anything to the contrary contained in this Section 36, LESSOR acknowledges and agrees that LESSEE'S right of first offer shall continue to exist during the entire Term of this Lease, and that LESSEE'S failure to exercise such right with respect to any First Offer Space shall not affect LESSEE'S right to exercise such right with respect to any subsequent First Offer Space. LESSEE'S failure to exercise said right with respect to any First Offer Space shall not be deemed to extinguish said right with respect to any other First Offer Space.

37.  MISCELLANEOUS             LESSEE shall have the exclusive use of the
                               Caterpillar model SR-4 emergency generator and related equipment (collectively, the "Emergency
                               Generator") located in storage room B-24 in the basement of the Building. LESSOR and LESSEE acknowledge that the Emergency Generator is being leased to LESSEE in "as is" condition. In exchange for the exclusive use of the Emergency
                               Generator, shall pay to LESSOR a monthly fee (the
                               "Emergency Generator Fee") in the amount of $167.00 during the Initial Term and any Extended
                               Terms of this Lease. LESSEE shall at all times maintain a preventative maintenance contract for the Emergency Generator.

                               LESSEE shall maintain at LESSEE'S sole cost and expense a preventative maintenance program for the specialty heat pump units located in the Premises as well as the associated rooftop equipment that services LESSEE'S server rooms.

IN WITNESS WHEREOF, the said parties hereunto set their hands and seals as of the date above.

LESSEE:  First Marblehead Corporation          LESSOR:  OMV Associates Limited Partnership
                                                        BY: Park Square Corporation - its General
                                                        Partner
                                                        BY: Richard D. Cohen - its President

BY: /s/ Ralph James                                     /s/ Richard D. Cohen
    -------------------------------------               ------------------------------------------

                                    EXHIBIT A

                                    Premises


                                    [Picture]

                                  Sixth Floor Stacking Plan
                                  The Park Square Building

                                    EXHIBIT B


Intentionally deleted.

                                    EXHIBIT C

                      ITEMS INCLUDED IN OPERATING EXPENSES

A.   Without limitation, Operating Expenses shall include:

1. All expenses incurred by Lessor or Lessor's agents which shall be directly related to employment of personnel for the Property, including amounts incurred for wages, salaries and other compensation for services, payroll, social security, unemployment and similar taxes, workmen's compensation insurance, disability benefits, pensions, hospitalization, retirement plans and group insurance, uniforms and working clothes and the cleaning thereof, and expenses imposed on Lessor or Lessor's agents pursuant to any collective bargaining agreement for the services of employees of Lessor or Lessor's agents in connection with the operation, repair, maintenance, cleaning, management and protection of the Property, and its mechanical systems including, without limitation, day and night supervisors, property manager, accountants, bookkeepers, janitors, carpenters, engineers, mechanics, electricians and plumbers and personnel engaged in supervision of any of the persons mentioned above; provided that, if any such employee is also employed for other property of Lessor, such compensation shall be suitably prorated among the Property and such other properties.

2. The cost of services, utilities, materials and supplies furnished or used in the operation, repair, maintenance, including without limitation fees, if any, imposed, upon Lessor, or charged to the Property, by the state or municipality in which the Property is located on account of the need of the Property for increased or augmented public safety services.

3. The cost of replacements for tools and other similar equipment used in the repair, maintenance, cleaning and protection of the Property, provided that, in the case of any such equipment used jointly on other properties, such costs shall be suitably prorated among the Property and such other properties.

4. Where the Property is managed by Lessor or an affiliate of Lessor, a sum equal to the amounts customarily charged by management firms in the Boston/Brookline area for similar properties, but in no event more than four percent (4%) of gross annual income, whether or not actually paid, or where managed by other than Lessor or an affiliate thereof, the amounts charged for management shall not exceed four percent (4%), together with, in either case, reasonable amounts charged for legal and other professional fees relating to the Property, but excluding such fees and commissions paid in connection with negotiating, terminating, or renewing leases, licenses, occupancy agreements, and service agreements, (ii) services rendered in connection with the appeal or contest of any real estate taxes, (iii) services rendered in connection with insurance or condemnation claims or adjustments, (iv) services rendered in connection with any title claims or the granting of any easements, and (v) administration and operation of the Premises.

5. Reasonable premiums for insurance against damage or loss to the Property from such hazards as shall from time to time be required by mortgagees.

6. If, during the Term of this Lease, Lessor shall make a capital expenditure, the total cost of which is not properly includable in Operating Expenses for the Operating Year in which it was made, there shall nevertheless be included in such Operating Expenses for the Operating Year in which it was made and in Operating Expenses for each succeeding Operating Year the annual charge-off of such capital expenditure; and the useful life shall be determined reasonably by Lessor in accordance with generally accepted accounting principles and practices in effect at the time of making such, expenditure. The amount billed to LESSEE on account of capital expenditures in any Operating Year shall not exceed $1,250.

7. Costs for electricity, water and sewer use charges, and other utilities supplied to the Property and not paid for directly by Lessees.

8. Betterment assessments provided the same are apportioned equally over the longest period permitted by law, and any other governmental charges or taxes not included in Taxes, including linkage payments, if any.

9. Amounts paid to independent contractors for services, materials, and supplies furnished for the operation, repair, maintenance, cleaning and protection of the Property.

B.   OPERATING EXPENSES SHALL NOT INCLUDE THE FOLLOWING:

1. Repairs or other work occasioned by fire, windstorm or other casualty of an insurable nature or by the exercise of eminent domain.

2. Costs of leasing, including, without limitation, leasing commissions, attorneys' fees, costs and disbursements, buy-outs, contributions, and other expenses incurred in connection with negotiations with lessees, occupants, or prospective lessees or occupants.

3. LESSOR'S cost of electricity and other services that are sold to lessees and for which LESSOR is entitled to be reimbursed by lessees as an additional charge or rental over and above the basic rent payable under the lease with such lessees.

4.   Depreciation.

5. Expenses in connection with services or other benefits of a type which are not provided LESSEE but which are provided to another lessee or occupant.

6. Costs incurred due to violation by LESSOR or any lessee of the terms and conditions of any lease.

7. Any costs, fines or penalties incurred due to violations by LESSOR of any governmental law, rule or authority.

8. Costs associated with compliance with general building codes or laws in effect prior to the execution of this Lease relating to the Building.

9. Costs which are reimbursed to LESSOR by insurance proceeds or any other third party.

10.  Costs covered by warranties or guaranties.

11.  Advertising, marketing, and promotional expenses.

12.  All legal fees and disbursements.

13. All financing costs, including points, commissions and legal fees and disbursements; and all amortization and interest payments.

14.  Rent under any ground, master or other superior lease.

15.  Contributions to reserves.

16. If any service is provided by an affiliate or subsidiary of LESSOR or the managing agent, the cost of such service shall not exceed the reasonable and customary cost charged by an independent third party performing the same services.

17. If any work is performed by a third party pursuant to a service contract with LESSOR, and if the cost of such work, if performed by LESSOR, would be excluded from Operating Expenses, then the cost of such work by the third party shall also be excluded.

                                    EXHIBIT D

                             Plans & Specifications

Intentionally deleted.

                                    EXHIBIT E

                               Rules & Regulations

     1. LESSOR may from time to time adopt appropriate systems and procedures for the security or safety of the Building, any persons occupying, using or entering the Building, or any equipment, finishings, or contents of the Building, and LESSEE will comply with LESSOR'S requirements relative to such systems and procedures.

     2. The sidewalks, halls, passages, exits, entrances, elevators, and stairways of the Building will not be obstructed by any tenant or used for any purpose other than for ingress to and egress from the Building. The halls, passages, exits, entrances, elevators, escalators, and stairways are not for the general public, and LESSOR will in all cases retain the right to control and prevent access to such halls, passages, exits, entrances, elevators, and stairways of all persons whose presence in the judgment of LESSOR would be prejudicial to the safety, character, reputation, and interests of the Building and its tenants, provided that nothing contained in these rules and regulations will be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No lessee and no employee or invitee of any tenant will go upon the roof of the Building except such roof or portion of such roof as may be contiguous to a Premises of a particular tenant and may be designated in writing by LESSOR as a roof deck or roof garden area. No tenant will be permitted to place or install any object (including without limitation radio and television antennas, loudspeakers, sound amplifiers, microwave dishes, solar devices, or similar devices) on the exterior of the Building or on the roof of the Building.

     3. No sign, placard, picture, name advertisement, or written notice visible from the exterior of LESSEE'S Premises will be inscribed, painted, affixed, or otherwise displayed by LESSEE on any part of the Building or the Premises without the prior written consent of LESSOR. LESSOR will adopt and furnish to LESSEE general guidelines relating to signs inside the Building on the office floors. LESSEE agrees to conform to such guidelines. All approved signs or lettering on doors will be printed, painted, affixed, or inscribed at the expense of the LESSEE by a person approved by LESSOR. Other than window treatments expressly permitted by LESSOR and building standard window treatments, material visible from outside the Building will not be permitted. In the event of the violation of this rule by LESSEE, LESSOR may remove the violating items without any liability, and may charge the expenses incurred by such removal to the tenants or tenants violating this rules.

     4. No cooking will be done or permitted by any LESSEE on the Premises, except in areas of the Premises which are specially constructed for cooking and except that use by LESSEE of microwave ovens and Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate, and similar beverages will be permitted, provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

     5. No LESSEE will employ any person or persons other than the cleaning service of LESSOR for the purpose of cleaning the Premises, unless otherwise agreed to by LESSOR in writing. Except with the written consent of LESSOR, no person or persons other than those approved by LESSOR will be permitted to enter the Building for the purpose of cleaning it. No LESSEE will cause any unnecessary labor by reason of such LESSEE'S carelessness or indifference in the preservation of good order and cleanliness. Should LESSEE'S actions result in any increased expenses for any required cleaning, LESSOR reserves the right to assess LESSEE for such expenses.

     6. The toilet rooms, toilets, urinals, wash bowls and other plumbing fixtures will not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other foreign substances will be thrown in such plumbing fixtures. All damages resulting from any misuse of the fixtures will be borne by the tenant who, or whose servants, employees, agents, visitors, or licensees, caused the same.

     7. No LESSEE, or LESSEE'S invitees or licensees, will in any way deface any part of the Premises or the Building of which they form a part. In those portions of the Premises where carpet has been provided directly or indirectly by LESSOR, LESSEE will at its own expense install and maintain pads to protect the carpet under all furniture having casters other than carpet casters.

     8. No LESSEE will alter, change, replace, or rekey any lock or install a new lock or a knocker on any door of the Premises. LESSOR, its agents, or employees will retain a pass (master) key to all door locks on the Premises. Any new door locks required by LESSEE or any change in keying of existing locks will be installed or changed by LESSOR following tenant's written request to LESSOR and will be at LESSEE'S expense. all new locks and rekeyed locks will remain operable by LESSOR'S pass (master) key. LESSOR will furnish each tenant, free of charge, with two (2) keys to each suite entry door lock on the Premises. LESSOR will have the right to collect a reasonable charge for additional keys and cards requested by any tenant. Each tenant, upon termination of its tenancy, will deliver to LESSOR all keys and access cards for the Premises and Building that have been furnished to such tenant.

     9. The elevator designated for freight by LESSOR will be available for use by all tenants in the Building during the hours and pursuant to such procedures as LESSOR may determine from time to time. The persons employed to move LESSEE'S equipment, material, furniture, or other property in or out of the Building must be acceptable to LESSOR. The moving company must be a locally recognized professional mover, whose primary business is performing of relocation services, and must be bonded and fully insured. A certificate or other verification of such insurance must be received and approved by LESSOR prior to the start of any moving operations. Insurance must be sufficient, in LESSOR'S sole opinion, to cover all personal liability, theft or damage to the Project, including but not limited to floor coverings, doors, walls, elevators, stairs, foliage, and landscaping. Special care must be taken to prevent damage to foliage and landscaping during adverse weather. All moving operations will be conducted at such times and in such a manner as LESSOR will direct, and all moving will take place during non-Business Hours unless LESSOR agrees in writing otherwise. LESSEE will be responsible for the provision of building security during all moving operations, and will be liable for all losses and damages sustained by any party as a result of the failure to supply adequate security. LESSOR will have the right to prescribe the weight, size, and position of all equipment, materials, furniture, or other property brought into the Building. Heavy objects will, if considered necessary by LESSOR, stand on wood strips of such thickness as is necessary to properly distribute the weight. LESSOR will not be responsible for loss of or damage to any such property from. any cause, and all damage done to the building by moving or maintaining such property will be repaired at the expense of LESSEE. LESSOR reserves the right to inspect all such property to be brought into the building and to exclude from the Building all such property which violates any of these rules and regulations or the Lease of which these rules and regulations are a part. Supplies, goods, materials, packages, furniture, and all other items of every kind delivered to or taken from the Premises will be delivered or removed through the entrance and route designated by LESSOR, and LESSOR will not be responsible for the loss or damage of any such property.

     10. No lessee will use or keep in the Premises or the building any kerosene, gasoline, or inflammable or combustible or explosive fluid or material or chemical substance other than limited quantities of such materials or substances reasonably necessary for the operation or maintenance of office equipment or limited quantities of cleaning fluids and solvents required in lessee's normal operations in the Premises, which shall be stored in accordance with applicable law. Without LESSOR'S prior written approval, no lessee will use any method of heating or air conditioning other than that supplied by LESSOR. No lessee will use or keep or permit to be used or kept any foul or noxious gas or substance in the Premises.

     11. Lessees shall not, prior to or during the Term, either directly or indirectly, employ or permit the employment of any contractor, mover, mechanic or laborer, or permit any materials in the Premises, if the use of such contractor, mover, mechanic or laborer or such materials would, in LESSOR'S opinion, create any difficulty, strike or jurisdictional dispute with other contractors, movers, mechanics or laborers engaged by LESSOR, lessee, or others, or would in any way disturb the construction, maintenance, cleaning, repair, management, security or operation of the Building, Project or any part thereof. Any lessee, upon demand by LESSOR, shall cause all contractors, movers, mechanics, laborers or materials causing such interference, difficulty or conflict to leave or be removed from the Project immediately.

     12. LESSOR will have the right to prohibit any advertising by LESSEE mentioning the Building, that in LESSOR'S reasonable opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from LESSOR, LESSEE will refrain from or discontinue such advertising.

     13. LESSEE will not bring any animals (except "Seeing Eye" dogs) or birds into the building, and will not permit bicycles or other vehicles inside or on the sidewalks outside the Building except in areas designated from time to time by LESSOR for such purposes.

     14. All persons entering or leaving the building between the hours of 6 p.m. and 8 a.m. Monday through Friday, and at all hours on Saturdays, Sundays, and holidays will comply with such off-hour regulations as LESSOR may establish and modify from time to time. LESSOR reserves the right to limit reasonably or restrict access to the Building during such time periods.

     15. Each lessee will store all its trash and garbage within its Premises. No material will be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal will be made only through entryways and entryways and elevators provided for such purposes and at such times as LESSOR designates. Removal of any furniture or furnishings, large equipment, packing, crates, packing materials, and boxes will be the responsibility of each lessee and such items may not be disposed of in the Buildings trash receptacles nor will they be removed by the Building's janitorial service, except at LESSOR'S sole option and at the lessee's expense; No furniture, appliances, equipment, or flammable products of any type may be disposed of in the Building trash receptacles.

     16. Canvassing, peddling, soliciting, and distributing handbills or any other written materials in the Building are prohibited, and each lessee will cooperate to prevent the same.

     17. The requirements of the lessee's will be attended to only upon application by written, personal, or telephone notice at the office of the Building. Employees of LESSOR or LESSOR'S agent will not perform any work or do anything outside of their regular duties unless under special instructions from LESSOR.

     18. A directory of the Building will be provided for the display of the name and location of tenants only. all entries on the Building directory display will conform to standards and style set by LESSOR in its sole discretion. Space on any exterior signage will be provided in LESSOR'S sole discretion. No lessee will have any right to the use of any exterior sign.

     19. LESSEE will see that the doors of the Premises are closed and locked and that all water faucets, water apparatus, and utilities are shut off before LESSEE or LESSEE'S employees leave the Premises, so as to prevent waste or damage, and for any failure to comply or carelessness in this regard LESSEE will make good all injuries sustained by other tenants or occupants of the Building or LESSOR. On multiple-tenancy floors, all lessee's will keep the doors to the Building corridors closed at all times except for ingress or egress.

     20. LESSEE will not conduct itself in any manner that is inconsistent with the character of the building as a first quality building or that will impair the comfort and convenience of other tenants in the Building.

     21. No act or thing done or omitted to be done by LESSOR or LESSOR'S agent during the term of the Lease in connection with the enforcement of these rules and regulations will constitute an eviction by LESSOR of any lessee nor will it be deemed an acceptance of surrender of the Premises by any lessee, and no agreement to accept such termination or surrender will be valid unless in a writing signed by LESSOR. The delivery of keys to any employee or agent of LESSOR will not operate as a termination of the Lease or a surrender of the Premises unless such delivery of keys is done in connection with a written instrument executed by LESSOR approving the termination or surrender.

     22. In these rules and regulations, the term "lessee" includes the employees, agents, invitees, and licensees of LESSEE and others permitted by LESSEE to use or occupy the Premises.

     23. LESSOR may waive any one or more of these rules and regulations for the benefit of any particular lessee or lessees, but no such waiver by LESSOR will be construed as a waiver of such rules and regulations in favor of any other lessee or lessees, nor prevent LESSOR from enforcing any such rules and regulations against any or all of the lessees of the Building after such waiver.

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     24.  These rules and regulations are in addition to, and will not be construed to modify or amend, in whole or in part, the terms, covenants, agreements, and conditions of the Lease.

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                                    EXHIBIT F

                             Cleaning Specifications

     Provide services five nights a week, Monday through Friday between the hours of 5 p.m. & 10 p.m.

     MAIN LOBBY(S):

     DAILY:

     Sweep and wash flooring. Lobby floor to be maintained in accordance with Capital Properties, Inc. specifications.

     All ash urns to be emptied, black matter to be replaced as necessary.

     All elevator doors to be wiped down and polished every night. Lobby wall to be dusted within hand reach.

     All glass including doors, both sides, windows within reach of cleaner and floor directories to be cleaned and polished.

     Smudges and fingerprints to be wiped from walls, switchplates, doors, counters, elevator call buttons and elsewhere as needed.

     All planters to be polished and arranged property on floor.

     All brass surfaces to be wiped down.

     Wash all rubber mats.

     MONTHLY:

     All resilient tile floors in public areas to be treated equivalent to spray buffing. (Medford)

     QUARTERLY:

     Dusting of high-hats and diffusers

     Maintenance of lobby floors in accordance of Capital Properties specifications.

     ELEVATORS:

     DAILY:

     All wall surfaces to be cleaned and polished every night.

     All door tracts to be vacuumed and polished.

     WEEKLY:

     Stainless steel ceiling panels to be cleaned and polished.

     GENERAL AND PRIVATE OFFICES, RECEPTION AREA, CONFERENCE ROOMS,

     HALLWAYS, STAIRWELLS, ETC.:

     NIGHTLY:

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     Empty all wastebaskets, replace liners. Liners to be supplied by Capital
Properties.

     Empty all ashtrays, damp wipe and polish.

     Dust all desks, chairs, tables, office furniture and equipment, window sills, ledges, horizontal surfaces, etc.

     Wash and sanitize sides and tops of all water coolers.

     Hand dust all grill work within normal reach.

     Remove all fingermarks from private entrance doors, light switches and doorways.

     Spot clean walls around light switches, door jambs, etc.

     Wipe clean all brass and other bright work.

     Spot clean all glass partitions.  (both sides)

     Remove and dust under all desk equipment and telephone and replace same.

     THOROUGHLY vacuum all carpeting.

     Dry mop V.C.T. flooring.  Damp mop spillage on V.C.T. flooring.

     WEEKLY:

     Damp mop and spray buff V.C.T. flooring.

     Dust coat racks, and the like.

     Wash both sides of all glass partitions.

     Remove and dust under all desk equipment and telephone and replace same.

     QUARTERLY:

     Render high dusting not reached in daily cleaning to include.

     SEMI-ANNUALLY:

     Dust diffusers, ceiling comers and high dusting above 72"

     ANNUALLY:

     Machine strip and refinish V.C.T. flooring.

     B.  RESTROOMS:

     NIGHTLY:

     Clean all bowl faces.

     Clean and sanitize all toilets and urinals.

     Clean all bright work.

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     Clean mirrors.

     Wash both sides of all toilet seats.

     Empty ashtrays and clean inside and outside.

     Empty waste receptacles, clean outside and replace plastic liners. Liners furnished by Capital Properties, Inc.

     Empty sanitary napkin disposal units.

     Replace expendable items (hand towels, toilet tissue, hand soap). Products finished by Capital Properties, Inc.

     Spot clean partitions, walls and entry doors.

     Sweep and wash (with a disinfectant cleaner) bathroom floors.

     WEEKLY:

     Clean showers. (If any)

     MONTHLY:

     Remove cobwebs from ceilings and corners.

     Clean diffusers.

     Dust above 72".

     Wash partitions and walls.

     MONTHLY:

     Machine scrub lavatory floors.

     SEMI-ANNUALLY:

     Machine scrub and refinish (using a water sealer)

     CAFETERIA/KITCHEN:

     NIGHTLY:

     Empty all waste containers, clean exteriors and replace liners. Liners supplied by Capital Properties, Inc.

     Wash and sanitize table tops and counters.

     Clean kitchen sink.

     Damp mop and spray buff V.C.T. flooring.

     MONTHLY:

     Spray buff all hard surface floor area.

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     ANNUALLY:

     Machine strip and refinish all V.C.T. flooring.

     GENERAL:

     NIGHTLY:

     Remove all trash to designated area in accordance with any recycling programs that may be in effect.

     Clean janitor closets at end of shift, leave all equipment neat and orderly.

     Maintain daily log.